UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31,

Date of reporting period:  JANUARY 31, 2011


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA FIRST START GROWTH FUND - SEMIANNUAL REPORT FOR PERIOD ENDED
JANUARY 31, 2011


[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA FIRST START GROWTH FUND]

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          SEMIANNUAL REPORT
          USAA FIRST START GROWTH FUND
          JANUARY 31, 2011

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FUND OBJECTIVE

TO SEEK LONG-TERM CAPITAL GROWTH WITH REDUCED VOLATILITY OVER TIME.

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TYPES OF INVESTMENTS

Invests primarily in equity securities when the Fund's managers believe the reward characteristics outweigh the risk in the market. To reduce the overall volatility to investors, the Fund will generally invest between 20% and 80% of the Fund's assets in bonds and money market instruments, depending on the managers' view of the overall direction of the stock and bond markets. Although the Fund typically will invest primarily in U.S. securities, it may invest without limit in foreign securities. The Fund at times may implement an index option-based strategy.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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

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TABLE OF CONTENTS

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
PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

FUND RECOGNITION                                                               9

INVESTMENT OVERVIEW                                                           10

FINANCIAL INFORMATION

  Portfolio of Investments                                                    15

  Notes to Portfolio of Investments                                           34

  Financial Statements                                                        37

  Notes to Financial Statements                                               40

EXPENSE EXAMPLE                                                               59

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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

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PRESIDENT'S MESSAGE

"ALTHOUGH I AGREE THAT STATE AND LOCAL
GOVERNMENTS ARE UNDER FINANCIAL STRESS,
I DO NOT BELIEVE WE WILL SEE MASSIVE               [PHOTO OF DANIEL S. McNAMARA]
MUNICIPAL BOND DEFAULTS."

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FEBRUARY 2011

We witnessed a significant shift in market sentiment during the six-month reporting period. At the beginning of August, many observers were worried about the strength and sustainability of the economic recovery. Some even feared a double-dip recession as the effects of the federal government's fiscal stimulus faded. At the same time, it was widely expected that the Federal Reserve (the
Fed) would compound economic problems by reversing its earlier monetary accommodations (the Fed's balance sheet had expanded as a result of its quantitative easing programs).

To ease these fears, Fed chairman Ben Bernanke strongly hinted in a late August speech that a new round of quantitative easing, known as "QE2", was on the way. As investors speculated about the size and scope of QE2, higher-risk assets, such as stocks, corporate bonds and high-yield securities, generally rallied and fears of recession faded. The rally continued through the mid-term elections. The result--a divided Congress--seemed to herald a period of greater bipartisanship and was followed by a productive lame duck session culminating in the extension of the Bush-era tax cuts.

After the November election, the Fed announced the details for QE2: the purchase of up to $600 billion in long-term U.S. Treasuries. Surprisingly, U.S. Treasury prices fell (and yields climbed) as investors continued to reallocate their portfolios into higher-risk assets. Generally speaking, the more risk investors took, the better their returns. Many U.S. stocks, for instance, posted double-digit gains.

Investors' preference for higher-risk securities was also supported by better-than-expected corporate earnings. Market volatility declined as optimism grew about the economic outlook. In spite of high unemployment and modest consumer spending, the U.S. economy expanded at an annualized rate of 3.2% during the fourth quarter, up from 2.6% in the third quarter.

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2  | USAA FIRST START GROWTH FUND

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Although I was pleased with the performance of USAA's family of no-load mutual funds during the six months, the financial markets face long-term economic headwinds as consumers continue rebuilding their balance sheets despite weak employment growth and the fragile housing market. In addition, the European Union's (EU) fiscal challenges are far from over. The EU has yet to find a sustainable balance between the painful effects of austerity on its weaker economies and the damaging effects of emerging inflationary pressures on its stronger economies.

Meanwhile, in the U.S., there have been several negative media reports about tax-exempt municipal credit quality, which in my view contributed to a decline in the tax-exempt bond market overall. Although I agree that state and local governments are under financial stress, I do not believe we will see massive municipal bond defaults. Many governments are making the tough choices necessary to address their budget problems. In some cases, this may require austerity measures (higher taxes and reduced services). Even so, I believe that issuers of investment-grade municipals have the ability to continue making payments on their debt. In addition, municipal finances generally improve (with a lag) after the economy recovers. Nevertheless, USAA's municipal bond team will remain vigilant for potential credit problems.

In this environment, I urge you to make all your investment decisions based on your time horizon, risk tolerance and financial goals. If you would like to refine your investment strategy, please call one of our USAA service representatives. They would be happy to review your plan and help you rebalance your portfolio, if necessary.

On behalf of everyone here at USAA Investment Management Company, thank you for allowing us to help you manage your investments. We appreciate your continued confidence in us.

Sincerely,

/s/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

As interest rates rise, bond prices fall.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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                                                        PRESIDENT'S MESSAGE |  3

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MANAGERS' COMMENTARY ON THE FUND

USAA Investment Management Company       Credit Suisse Asset Management, LLC

  ARNOLD J. ESPE, CFA                      MIKA TOIKKA
  Bonds and Money Market Instruments       U.S. Stocks

  WASIF A. LATIF                         Credit Suisse Securities (USA) LLC's
  JOHN P. TOOHEY, CFA                    Volaris Volatility Management Group*
  Exchange-Traded Funds
                                           YIRONG LI, CFA
                                           DEFINA MALUKI, CFA
                                           Option-based Risk Management Strategy

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o  HOW DID THE USAA FIRST START GROWTH FUND (THE FUND) PERFORM?

   For the six-month period ended January 31, 2011, the Fund had a total return of 13.32%. This compares to a total return of 16.73% for the Russell 3000 Value Index, 13.73% for the Lipper Flexible Portfolio Funds Index, and 0.20% for the Barclays Capital U.S. Aggregate Bond Index.

   USAA Investment Management Company (IMCO) manages the Fund along with two subadvisers. Credit Suisse Asset Management, LLC (Credit Suisse) manages the U.S. equity portion of the Fund and Credit Suisse Securities (USA) LLC's Volaris Volatility Management Group (Volaris Group) is responsible for managing the Fund's hedging strategy. This strategy involves the use of options on stock indices

   Refer to page 12 for benchmark definitions.

   Past performance is no guarantee of future results.

   *Effective January 31, 2011, Volaris Volatility Management Group is no longer a subadviser of the Fund. USAA Investment Management Company will manage the equity hedging strategy going forward.

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4  | USAA FIRST START GROWTH FUND

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   or exchange-traded funds (ETFs) in an effort to reduce the Fund's volatility.
   This strategy is also referred to as the "equity hedging strategy." As the investment advisor, USAA Investment Management Company has dedicated resources that support the research, selection, and monitoring of sub-advisors.

o WHAT ELEMENTS OF THE FUND'S POSITIONING HELPED AND HURT PERFORMANCE DURING THE PAST SIX MONTHS?

   There are three components to the Fund's return: underlying manager performance, asset allocation, and its equity hedging strategy. Manager performance had a positive impact on results due to the strong return of the Fund's fixed income component. Asset allocation also benefited performance, while the Fund's equity hedging strategy detracted from performance.

o LOOKING FIRST AT MANAGER PERFORMANCE, WHAT DROVE PERFORMANCE WITHIN THE FIXED INCOME PORTION OF THE FUND?

   The fixed income segment of the portfolio delivered a strong performance during the past six months, returning 10.54% and soundly beating the 1.26% return of the Lipper Intermediate Debt Funds Average -- a difference of 9.28 percentage points.

   The primary factor helping our performance was our focus on the non-Treasury "spread sectors," which outperformed government issues by a wide margin. We have emphasized higher-yielding investment-grade corporates, which has provided the dual benefit of both above-average yields and strong price appreciation as the outlook for the economy has improved. We had significant holdings in commercial mortgage-backed securities, which have continued to rally off of their depressed levels of 2008-2009.

   As interest rates rise, existing bond prices fall.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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   We believe the reason for our success is our emphasis on fundamental research, which has enabled us to identify situations where yields more than compensate us for the potential risks.

o  PLEASE DISCUSS PERFORMANCE IN THE EQUITY PORTION OF THE FUND.

   The Fund's equity manager, Credit Suisse, generated a positive absolute return but modestly underperformed the Russell 3000 Value Index.

   Our equity strategy also incorporates an effort to manage risk through an equity hedging strategy that was managed by the Volaris Group. We worked closely with the Volaris Group to manage the equity hedging strategy based on market conditions. This strategy -- which sought to protect the portfolio against large, unexpected market declines -- typically dampens performance when stocks perform as well as they did during the past six months. Although this approach has prevented the Fund from fully participating in the market's upside during the recent rally, we believed it was prudent to maintain this strategy during the reporting period in order to mitigate volatility and hedge the risk of a significant stock market correction.

o  DID YOU MAKE ANY CHANGES TO THE FUND'S ALLOCATION DURING THE REPORTING
   PERIOD?

   We made two notable shifts to our allocation. First, we modestly increased the Fund's weighting in equities from the level of six months ago. This continues a process that has been in place for more than a year, during which we have increased the Fund's allocation to equities from below 60% to its current, normalized level of about 70%. We believe this target is appropriate for a growth-oriented portfolio. Our decision to boost the Fund's weighting in equities was the primary reason why our allocation had a positive impact on performance in the past six months.

   Options are considered speculative investment strategies.

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6  | USAA FIRST START GROWTH FUND

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   Second, we added an allocation to the emerging markets. Although concerns about inflation in the emerging markets have begun to crop up in recent months, we are optimistic on the long-term outlook for economic growth in the asset class.

   In terms of our overall positioning, we continue to favor large-caps over small-caps in the Fund's domestic equity allocation. This reflects our view that larger companies have better balance sheets, more attractive valuations, and greater exposure to the fast-growing overseas markets than small-caps. However, we are on the lookout for opportunities to increase the Fund's weighting in small-caps if market volatility provides the opportunity. We are maintaining an underweight in the overseas developed markets, as we remain cautious on the outlook for Europe.

o  WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND STOCK MARKET?

   We continue to see a mixed picture as we survey the economic outlook. There are many reasons to take an optimistic view, including the improvement in consumer finances and the passage of the bill extending the Bush-era tax cuts. An uptick in bank lending and the continued expansion of the manufacturing sector also serve as positive underpinnings for growth.

   On the corporate level, businesses are holding a cash position near a three-decade high -- an enormous war chest for spending once business leaders grow more confident in the recovery. U.S. corporate earnings have remained quite strong as productivity gains have enabled non-financial profit margins to rise towards all time highs.

   On the negative side, lingering unemployment, the depressed housing market, budget cutbacks on the state and local government levels, and concerns about the sovereign debt problems in Europe are all factors that continue to weigh on economic forecasts. Additionally, the extremely bullish nature of investment sentiment -- which provides more room for disappointment than it does additional positive surprises -- gives us pause.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

================================================================================

   While we believe these varied inputs add up to a positive outlook overall, we remain cautious in the near-term given that the private sector is still very dependent on monetary and fiscal support from the government.

o  WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

   With yield spreads having fallen so far in the past two years, we believe it is unlikely that the bond market will continue to generate returns on the scale of what we have witnessed since the crisis lows of early 2009. Having said that, we continue to see opportunity in the individual securities we hold in the portfolio. The aggregate yield of our bond holdings is between four and five percentage points above that of Treasuries with similar maturities. This spread is similar to that of the high-yield sector, even though our portfolio is largely comprised of investment grade securities. We believe this substantial yield gap will provide a positive underpinning for the performance of the Fund's bond portfolio in the year ahead.

o  DO YOU HAVE ANY CLOSING THOUGHTS FOR INVESTORS?

   We are pleased that our approach added value for our investors during the past six months. We believe our disciplined, diversified approach is well-suited to an environment characterized by an abundance of both risks and opportunities.

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8  | USAA FIRST START GROWTH FUND

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FUND RECOGNITION

USAA FIRST START GROWTH FUND

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                             LIPPER LEADER (OVERALL)

                                       [5]

                                       TAX
                                   EFFICIENCY

The Fund is listed as a Lipper Leader for Tax Efficiency among 507 funds within the Lipper Mixed-Asset Target Allocation Growth Funds category for the overall period ended January 31, 2011. The Fund received a Lipper Leader rating for Tax Efficiency among 416 and 209 funds for the five- and 10-year periods, respectively. Lipper ratings for Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers as of January 31, 2011. Tax efficiency offers no benefit to investors in tax-sheltered accounts such as 401(k) plans.

--------------------------------------------------------------------------------

Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Tax Efficiency metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2011, Reuters, All Rights Reserved.

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                                                           FUND RECOGNITION |  9

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INVESTMENT OVERVIEW

USAA FIRST START GROWTH FUND (Symbol: UFSGX)

--------------------------------------------------------------------------------
                                         1/31/11                     7/31/10
--------------------------------------------------------------------------------
Net Assets                           $220.9 Million              $200.3 Million
Net Asset Value Per Share                $10.77                       $9.73

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/11
--------------------------------------------------------------------------------
  7/31/10 to 1/31/11*            1 Year            5 Years            10 Years
        13.32%                   17.93%             2.28%              -2.08%

--------------------------------------------------------------------------------
                                 EXPENSE RATIO**
--------------------------------------------------------------------------------
  Before Reimbursement        2.18%           After Reimbursement        1.42%

                   (Acquired Fund Fees and Expenses .04%)

High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

**USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER 1, 2011, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.38% OF THE FUND'S AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER DECEMBER 1, 2011.

BEFORE AND AFTER REIMBURSEMENT EXPENSE RATIOS ARE REPORTED IN THE FUND'S PROSPECTUS DATED DECEMBER 1, 2010. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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10  | USAA FIRST START GROWTH FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

              BARCLAYS CAPITAL U.S.       LIPPER FLEXIBLE        RUSSELL 3000    USAA FIRST START
              AGGREGATE BOND INDEX     PORTFOLIO FUNDS INDEX         INDEX          GROWTH FUND
 1/31/2001          $10,000.00               $10,000.00           $10,000.00        $10,000.00
 2/28/2001           10,087.11                 9,448.90             9,086.32          8,173.91
 3/31/2001           10,137.75                 9,030.60             8,494.02          7,277.59
 4/30/2001           10,095.68                 9,488.19             9,175.20          8,214.05
 5/31/2001           10,156.57                 9,554.36             9,248.89          8,033.44
 6/30/2001           10,194.95                 9,411.55             9,078.35          7,832.78
 7/31/2001           10,422.88                 9,366.44             8,928.73          7,270.90
 8/31/2001           10,542.24                 9,015.05             8,401.61          6,581.94
 9/30/2001           10,665.08                 8,469.03             7,660.38          5,438.13
10/31/2001           10,888.25                 8,669.78             7,838.61          5,872.91
11/30/2001           10,738.13                 9,046.69             8,442.36          6,421.40
12/31/2001           10,669.94                 9,128.32             8,561.36          6,361.20
 1/31/2002           10,756.32                 8,997.19             8,454.00          6,234.11
 2/28/2002           10,860.56                 8,878.18             8,281.12          6,040.13
 3/31/2002           10,679.88                 9,127.35             8,644.21          6,294.31
 4/30/2002           10,886.99                 8,857.66             8,190.70          5,839.46
 5/31/2002           10,979.49                 8,806.17             8,095.80          5,785.95
 6/30/2002           11,074.43                 8,340.73             7,513.03          5,190.64
 7/31/2002           11,208.06                 7,860.01             6,915.72          4,709.03
 8/31/2002           11,397.29                 7,919.23             6,948.39          4,709.03
 9/30/2002           11,581.88                 7,361.87             6,218.32          4,541.81
10/31/2002           11,529.13                 7,736.88             6,713.46          4,715.72
11/30/2002           11,526.06                 8,066.00             7,119.70          4,682.27
12/31/2002           11,764.14                 7,785.85             6,717.19          4,474.92
 1/31/2003           11,774.18                 7,652.63             6,552.83          4,408.03
 2/28/2003           11,937.10                 7,576.05             6,445.02          4,354.52
 3/31/2003           11,927.90                 7,625.01             6,512.79          4,488.29
 4/30/2003           12,026.33                 8,060.73             7,044.62          4,722.41
 5/31/2003           12,250.56                 8,456.73             7,469.86          4,976.59
 6/30/2003           12,226.24                 8,543.78             7,570.66          5,063.55
 7/31/2003           11,815.20                 8,583.94             7,744.33          5,264.21
 8/31/2003           11,893.65                 8,759.37             7,915.95          5,391.30
 9/30/2003           12,208.48                 8,767.41             7,830.01          5,357.86
10/31/2003           12,094.62                 9,111.87             8,303.88          5,725.75
11/30/2003           12,123.59                 9,207.74             8,418.25          5,705.69
12/31/2003           12,246.96                 9,578.87             8,803.30          5,759.20
 1/31/2004           12,345.49                 9,716.48             8,986.95          5,792.64
 2/29/2004           12,479.12                 9,847.61             9,108.02          5,886.29
 3/31/2004           12,572.58                 9,805.57             8,999.90          5,899.67
 4/30/2004           12,245.48                 9,559.75             8,813.82          5,732.44
 5/31/2004           12,196.43                 9,626.04             8,941.91          5,785.95
 6/30/2004           12,265.36                 9,794.88             9,119.63          5,826.09
 7/31/2004           12,386.93                 9,533.01             8,774.77          5,531.77
 8/31/2004           12,623.22                 9,578.20             8,810.90          5,598.66
 9/30/2004           12,657.47                 9,733.82             8,946.34          5,819.40
10/31/2004           12,763.61                 9,867.28             9,093.28          5,779.26
11/30/2004           12,661.80                10,219.10             9,515.99          6,086.96
12/31/2004           12,778.31                10,489.03             9,855.06          6,414.72
 1/31/2005           12,858.55                10,321.51             9,592.58          6,187.29
 2/28/2005           12,782.64                10,516.09             9,803.74          6,234.11
 3/31/2005           12,716.99                10,329.48             9,637.92          6,153.85
 4/30/2005           12,889.10                10,140.73             9,428.52          6,133.78
 5/31/2005           13,028.55                10,374.75             9,785.78          6,381.27
 6/30/2005           13,099.59                10,450.90             9,854.14          6,454.85
 7/31/2005           12,980.34                10,785.30            10,258.41          6,682.27
 8/31/2005           13,146.74                10,784.86            10,160.62          6,575.25
 9/30/2005           13,011.31                10,941.38            10,249.51          6,742.47
10/31/2005           12,908.34                10,792.00            10,057.55          6,722.41
11/30/2005           12,965.43                11,050.94            10,448.79          7,043.48
12/31/2005           13,088.70                11,154.41            10,458.17          7,103.68
 1/31/2006           13,089.44                11,514.88            10,807.58          7,244.15
 2/28/2006           13,132.89                11,465.64            10,826.80          7,150.50
 3/31/2006           13,004.02                11,648.07            11,013.95          7,096.99
 4/30/2006           12,980.44                11,779.19            11,133.44          6,983.28
 5/31/2006           12,966.59                11,509.17            10,776.98          6,595.32
 6/30/2006           12,994.08                11,497.07            10,796.05          6,535.12
 7/31/2006           13,169.79                11,535.29            10,785.94          6,434.78
 8/31/2006           13,371.40                11,738.82            11,049.80          6,515.05
 9/30/2006           13,488.85                11,868.19            11,297.15          6,709.03
10/31/2006           13,578.08                12,181.51            11,703.82          6,849.50
11/30/2006           13,735.60                12,453.96            11,958.47          6,963.21
12/31/2006           13,655.89                12,578.92            12,101.68          7,034.42
 1/31/2007           13,650.28                12,728.32            12,332.03          7,129.03
 2/28/2007           13,860.77                12,678.61            12,129.73          7,054.69
 3/31/2007           13,861.19                12,797.64            12,255.98          7,108.75
 4/30/2007           13,935.94                13,196.86            12,745.57          7,331.75
 5/31/2007           13,830.32                13,493.83            13,210.05          7,473.65
 6/30/2007           13,789.41                13,432.62            12,962.65          7,379.05
 7/31/2007           13,904.43                13,296.67            12,520.58          7,230.39
 8/31/2007           14,074.85                13,287.64            12,700.31          7,270.93
 9/30/2007           14,181.63                13,811.38            13,163.33          7,473.65
10/31/2007           14,309.02                14,179.04            13,404.80          7,588.53
11/30/2007           14,566.34                13,843.40            12,801.33          7,358.78
12/31/2007           14,607.25                13,782.72            12,723.86          7,321.64
 1/31/2008           14,852.63                13,334.75            11,952.65          6,964.49
 2/29/2008           14,873.25                13,250.44            11,581.41          6,875.20
 3/31/2008           14,923.99                13,074.20            11,512.79          6,792.78
 4/30/2008           14,892.80                13,545.97            12,088.53          6,930.14
 5/31/2008           14,783.59                13,760.53            12,336.18          7,053.77
 6/30/2008           14,771.65                13,142.38            11,318.19          6,710.36
 7/31/2008           14,759.60                12,893.85            11,227.92          6,634.81
 8/31/2008           14,899.67                12,849.78            11,402.30          6,669.15
 9/30/2008           14,699.55                11,645.93            10,330.21          6,181.50
10/31/2008           14,352.58                 9,855.02             8,498.05          5,309.22
11/30/2008           14,819.75                 9,299.86             7,827.22          4,945.20
12/31/2008           15,372.66                 9,645.33             7,976.96          5,058.30
 1/31/2009           15,237.03                 9,236.01             7,307.53          4,759.49
 2/28/2009           15,179.51                 8,612.96             6,542.03          4,439.35
 3/31/2009           15,390.53                 9,183.63             7,115.07          4,681.24
 4/30/2009           15,464.11                 9,919.12             7,863.81          5,143.67
 5/31/2009           15,576.28                10,550.76             8,283.40          5,563.42
 6/30/2009           15,664.87                10,377.59             8,311.62          5,705.70
 7/31/2009           15,917.54                11,222.17             8,958.57          6,011.62
 8/31/2009           16,082.36                11,495.59             9,278.67          6,246.39
 9/30/2009           16,251.30                11,983.03             9,667.41          6,566.54
10/31/2009           16,331.54                11,796.04             9,418.77          6,580.77
11/30/2009           16,542.98                12,299.22             9,953.98          6,737.28
12/31/2009           16,284.39                12,458.63            10,237.64          6,911.35
 1/31/2010           16,533.14                12,132.95             9,868.60          6,874.58
 2/28/2010           16,594.88                12,343.10            10,203.16          6,999.58
 3/31/2010           16,574.48                12,945.64            10,846.23          7,278.97
 4/30/2010           16,747.01                13,142.79            11,080.30          7,337.79
 5/31/2010           16,887.94                12,386.95            10,204.99          7,036.34
 6/30/2010           17,152.77                11,983.82             9,618.32          6,808.41
 7/31/2010           17,335.77                12,627.66            10,286.05          7,153.98
 8/31/2010           17,558.83                12,327.20             9,801.86          6,955.46
 9/30/2010           17,577.55                13,110.76            10,727.32          7,477.49
10/31/2010           17,640.13                13,542.84            11,146.51          7,690.71
11/30/2010           17,538.75                13,532.36            11,210.86          7,653.95
12/31/2010           17,349.62                14,067.08            11,970.83          8,001.55
 1/31/2011           17,369.81                14,360.99            12,232.29          8,106.93

                                 [END CHART]

                          Data from 1/31/01 to 1/31/11.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

The graph on page 11 illustrates the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund to the following benchmarks:

o The unmanaged Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

o The unmanaged Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds within the Lipper Flexible Portfolio Funds category.

o The unmanaged Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Indexes are unmanaged and you cannot invest directly in an Index.

================================================================================

12  | USAA FIRST START GROWTH FUND

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 1/31/2011
                                (% of Net Assets)

iShares MSCI EAFE Index Fund* ...........................................  12.4%
iShares MSCI Emerging Markets Index Fund* ...............................   9.2%
iShares Russell 2000 Index Fund* ........................................   2.8%
Chevron Corp. ...........................................................   1.9%
Google, Inc. "A" ........................................................   1.8%
Eli Lilly and Co. .......................................................   1.4%
Apple, Inc. .............................................................   1.3%
Constellation Energy Group, Inc. ........................................   1.3%
MetroPCS Communications, Inc. ...........................................   1.3%
Analog Devices, Inc. ....................................................   1.2%

* Pursuant to a Securities and Exchange Commission (SEC) exemptive order and a related agreement with iShares Trust (iShares), the Fund may invest in iShares in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 15-33.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                    o SECTOR ASSET ALLOCATION* -- 1/31/2011 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

FINANCIALS                                                          28.6%
EXCHANGE-TRADED FUNDS**                                             24.8%
INFORMATION TECHNOLOGY                                               8.8%
ENERGY                                                               6.1%
CONSUMER DISCRETIONARY                                               5.5%
UTILITIES                                                            5.1%
HEALTH CARE                                                          4.7%
INDUSTRIALS                                                          3.6%
CONSUMER STAPLES                                                     3.1%
TELECOMMUNICATION SERVICES                                           3.1%
MATERIALS                                                            2.2%
GOVERNMENT                                                           0.3%
MONEY MARKET INSTRUMENTS                                             3.1%

                                   [END CHART]

*   Excludes futures and options.

** Exchange-traded funds (ETFs) are baskets of securities and are traded, like individual stocks, on an exchange. These particular ETFs represent multiple sectors.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

14  | USAA FIRST START GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
EQUITY SECURITIES (69.7%)

COMMON STOCKS (43.3%)

CONSUMER DISCRETIONARY (5.5%)
-----------------------------
ADVERTISING (0.0%)
     1,147   National Cinemedia, Inc.                                   $     20
                                                                        --------
APPAREL & ACCESSORIES & LUXURY GOODS (0.6%)
       706   Carter's, Inc.*                                                  20
       600   Coach, Inc.                                                      32
     1,340   Jones Group, Inc.                                                17
       300   Polo Ralph Lauren Corp.                                          32
    14,700   VF Corp.                                                      1,216
       349   Warnaco Group, Inc.*                                             18
                                                                        --------
                                                                           1,335
                                                                        --------
APPAREL RETAIL (0.7%)
     4,646   Aeropostale, Inc.*                                              112
       640   AnnTaylor Stores Corp.*                                          14
     3,000   J. Crew Group, Inc.*                                            130
    33,000   Limited Brands, Inc.                                            965
       765   Men's Wearhouse, Inc.                                            20
       920   Ross Stores, Inc.                                                60
     1,216   Stage Stores, Inc.                                               19
     3,600   TJX Companies, Inc.                                             171
                                                                        --------
                                                                           1,491
                                                                        --------
AUTO PARTS & EQUIPMENT (0.6%)
     4,446   Autoliv, Inc.                                                   341
     1,042   Dana Holding Corp.*                                              19
     1,300   Johnson Controls, Inc.                                           50
     7,600   Lear Corp.*                                                     803
       492   Tenneco, Inc.*                                                   20
                                                                        --------
                                                                           1,233
                                                                        --------
AUTOMOBILE MANUFACTURERS (0.1%)
     6,900   Ford Motor Co.*                                                 110
                                                                        --------

AUTOMOTIVE RETAIL (0.0%)
       424   Group 1 Automotive, Inc.                                         16
     1,263   Pep Boys - Manny, Moe & Jack                                     18
                                                                        --------
                                                                              34
                                                                        --------
CABLE & SATELLITE (0.2%)
     9,000   Comcast Corp. "A"                                               205
     1,600   DIRECTV "A"*                                                     68
     1,500   DISH Network Corp. "A"*                                          32
     1,700   Liberty Global, Inc. "A"*                                        69
       700   Time Warner Cable, Inc.                                          47
     2,500   Virgin Media, Inc.                                               63
                                                                        --------
                                                                             484
                                                                        --------
CATALOG RETAIL (0.0%)
     1,900   Liberty Media Corp.- Interactive "A"*                            30
                                                                        --------
COMPUTER & ELECTRONICS RETAIL (0.1%)
     6,200   Best Buy Co., Inc.                                              211
                                                                        --------
CONSUMER ELECTRONICS (0.0%)
       900   Garmin Ltd.                                                      28
                                                                        --------
DEPARTMENT STORES (0.0%)
       700   Kohl's Corp.*                                                    35
     1,159   Saks, Inc.*                                                      14
                                                                        --------
                                                                              49
                                                                        --------
EDUCATION SERVICES (0.0%)
       533   American Public Education, Inc.*                                 18
                                                                        --------
FOOTWEAR (0.0%)
       316   Deckers Outdoor Corp.*                                           23
     1,080   Iconix Brand Group, Inc.*                                        22
       752   NIKE, Inc. "B"                                                   62
                                                                        --------
                                                                             107
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
GENERAL MERCHANDISE STORES (0.5%)
     1,300   Big Lots, Inc.*                                            $     41
     4,100   Family Dollar Stores, Inc.                                      174
    14,892   Target Corp.                                                    817
                                                                        --------
                                                                           1,032
                                                                        --------
HOME IMPROVEMENT RETAIL (0.1%)
     4,000   Home Depot, Inc.                                                147
     3,000   Lowe's Companies, Inc.                                           75
                                                                        --------
                                                                             222
                                                                        --------
HOMEFURNISHING RETAIL (0.1%)
     8,200   Williams-Sonoma, Inc.                                           264
                                                                        --------
HOTELS, RESORTS, & CRUISE LINES (0.1%)
       900   Carnival Corp.                                                   40
     1,292   Orient-Express Hotels Ltd. "A"*                                  16
       900   Royal Caribbean Cruises Ltd.*                                    40
     1,300   Wyndham Worldwide Corp.                                          37
                                                                        --------
                                                                             133
                                                                        --------
HOUSEHOLD APPLIANCES (0.6%)
    14,482   Whirlpool Corp.                                               1,238
                                                                        --------
INTERNET RETAIL (1.2%)
     2,900   Amazon.com, Inc.*                                               492
     1,600   Expedia, Inc.                                                    40
       300   Netflix, Inc.*                                                   64
     4,800   Priceline.com, Inc.*                                          2,057
       545   Shutterfly, Inc.*                                                18
                                                                        --------
                                                                           2,671
                                                                        --------
LEISURE PRODUCTS (0.0%)
       891   Brunswick Corp.                                                  18
       905   JAKKS Pacific, Inc.*                                             15
                                                                        --------
                                                                              33
                                                                        --------
MOVIES & ENTERTAINMENT (0.3%)
     1,660   Live Nation, Inc.*                                               17
     8,000   News Corp. "A"                                                  120
    10,000   News Corp. "B"                                                  166
     2,200   Time Warner, Inc.                                                69
     1,200   Viacom, Inc. "B"                                                 50
     3,594   Walt Disney Co.                                                 140
                                                                        --------
                                                                             562
                                                                        --------
PUBLISHING (0.1%)
     1,100   Scholastic Corp.                                                 33
     2,800   Thomson Reuters Corp.                                           112
       409   Valassis Communications, Inc.*                                   12
                                                                        --------
                                                                             157
                                                                        --------
RESTAURANTS (0.1%)
       969   Bob Evans Farms, Inc.                                            31
       751   Cheesecake Factory, Inc.*                                        22
     1,900   McDonald's Corp.                                                140
     1,400   Starbucks Corp.                                                  44
     1,100   Yum! Brands, Inc.                                                51
                                                                        --------
                                                                             288
                                                                        --------
SPECIALIZED CONSUMER SERVICES (0.1%)
       239   Coinstar, Inc.*                                                  10
     5,039   Sotheby's Holdings, Inc. "A"                                    203
       539   Steiner Leisure Ltd.*                                            24
                                                                        --------
                                                                             237
                                                                        --------
SPECIALTY STORES (0.0%)
       856   OfficeMax, Inc.*                                                 14
     1,300   Staples, Inc.                                                    29
                                                                        --------
                                                                              43
                                                                        --------
             Total Consumer Discretionary                                 12,030
                                                                        --------
CONSUMER STAPLES (2.3%)
-----------------------
AGRICULTURAL PRODUCTS (0.1%)
     1,473   Archer-Daniels-Midland Co.                                       48
     1,100   Bunge Ltd.                                                       75
                                                                        --------
                                                                             123
                                                                        --------
DRUG RETAIL (0.1%)
     2,500   CVS Caremark Corp.                                               85
     1,900   Walgreen Co.                                                     77
                                                                        --------
                                                                             162
                                                                        --------

================================================================================

16  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
FOOD DISTRIBUTORS (0.0%)
       554   Nash Finch Co.                                             $     21
     1,100   Sysco Corp.                                                      32
       556   United Natural Foods, Inc.*                                      21
                                                                        --------
                                                                              74
                                                                        --------
FOOD RETAIL (0.1%)
     1,600   Kroger Co.                                                       34
     2,500   Ruddick Corp.                                                    85
                                                                        --------
                                                                             119
                                                                        --------
HOUSEHOLD PRODUCTS (0.2%)
     1,735   Central Garden & Pet Co. "A"*                                    17
     1,000   Colgate-Palmolive Co.                                            77
       900   Kimberly-Clark Corp.                                             58
     5,500   Procter & Gamble Co.                                            347
                                                                        --------
                                                                             499
                                                                        --------
HYPERMARKETS & SUPER CENTERS (0.1%)
     1,000   Costco Wholesale Corp.                                           72
     3,700   Wal-Mart Stores, Inc.                                           207
                                                                        --------
                                                                             279
                                                                        --------
PACKAGED FOODS & MEAT (0.4%)
     1,206   Chiquita Brands International, Inc.*                             18
     1,400   General Mills, Inc.                                              49
       669   H.J. Heinz Co.                                                   32
     3,800   Kraft Foods, Inc. "A"                                           116
       464   Mead Johnson Nutrition Co.                                       27
     1,800   Sara Lee Corp.                                                   30
    44,787   Tyson Foods, Inc. "A"                                           737
                                                                        --------
                                                                           1,009
                                                                        --------
PERSONAL PRODUCTS (0.4%)
     9,400   Estee Lauder Companies, Inc. "A"                                757
       500   Herbalife Ltd.                                                   32
                                                                        --------
                                                                             789
                                                                        --------
SOFT DRINKS (0.9%)
     4,000   Coca-Cola Co.                                                   252
    43,900   Dr. Pepper Snapple Group, Inc.                                1,555
     3,007   PepsiCo, Inc.                                                   193
                                                                        --------
                                                                           2,000
                                                                        --------
             Total Consumer Staples                                        5,054
                                                                        --------
ENERGY (4.7%)
-------------
COAL & CONSUMABLE FUELS (0.1%)
     4,100   Arch Coal, Inc.                                                 140
                                                                        --------
INTEGRATED OIL & GAS (4.1%)
    45,100   Chevron Corp.(j)                                              4,281
    32,400   ConocoPhillips                                                2,315
    18,293   Exxon Mobil Corp.                                             1,476
     2,300   Hess Corp.                                                      194
     1,443   Marathon Oil Corp.                                               66
     8,770   Murphy Oil Corp.                                                581
     1,500   Occidental Petroleum Corp.                                      145
                                                                        --------
                                                                           9,058
                                                                        --------
OIL & GAS DRILLING (0.0%)
       500   Diamond Offshore Drilling, Inc.                                  36
                                                                        --------
OIL & GAS EQUIPMENT & SERVICES (0.3%)
       860   Baker Hughes, Inc.                                               59
       620   Bristow Group, Inc.*                                             32
       686   Complete Production Services, Inc.*                              19
       300   Dril-Quip, Inc.*                                                 23
     1,700   Halliburton Co.                                                  77
     1,281   Helix Energy Solutions Group, Inc.*                              16
     1,000   National-Oilwell Varco, Inc.                                     74
     2,608   Schlumberger Ltd.                                               232
     5,700   Weatherford International Ltd.*                                 135
                                                                        --------
                                                                             667
                                                                        --------
OIL & GAS EXPLORATION & PRODUCTION (0.2%)
     1,100   Anadarko Petroleum Corp.                                         85
       700   Apache Corp.                                                     84
       550   Berry Petroleum Co. "A"                                          26
       939   Brigham Exploration Co.*                                         28

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
     1,300   Chesapeake Energy Corp.                                    $     38
       900   Devon Energy Corp.                                               80
       500   EOG Resources, Inc.                                              53
       761   McMoRan Exploration Co.*                                         12
       804   Northern Oil and Gas, Inc.*                                      22
       830   Rosetta Resources, Inc.*                                         33
                                                                        --------
                                                                             461
                                                                        --------
OIL & GAS REFINING & MARKETING (0.0%)
       962   World Fuel Services Corp.                                        36
                                                                        --------
OIL & GAS STORAGE & TRANSPORTATION (0.0%)
       878   Knightsbridge Tankers Ltd.                                       21
     1,100   Spectra Energy Corp.                                             29
                                                                        --------
                                                                              50
                                                                        --------
             Total Energy                                                 10,448
                                                                        --------
FINANCIALS (7.0%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.8%)
     2,834   American Capital Ltd.*                                           23
    16,243   Ameriprise Financial, Inc.                                    1,001
     3,312   Apollo Investment Corp.                                          39
     2,400   Bank of New York Mellon Corp.                                    75
       300   BlackRock, Inc. "A"                                              59
    10,200   Eaton Vance Corp.                                               309
     2,040   Fifth Street Finance Corp.                                       27
       300   Franklin Resources, Inc.                                         36
     1,380   Invesco Ltd. ADR                                                 34
       500   Northern Trust Corp.                                             26
       953   State Street Corp.                                               45
       600   T.Rowe Price Group, Inc.                                         40
                                                                        --------
                                                                           1,714
                                                                        --------
CONSUMER FINANCE (0.1%)
     2,500   American Express Co.                                            108
     3,417   Capital One Financial Corp.                                     165
       962   EZCORP, Inc. "A"*                                                26
                                                                        --------
                                                                             299
                                                                        --------
DIVERSIFIED BANKS (0.2%)
     5,300   U.S. Bancorp                                                    143
     9,400   Wells Fargo & Co.                                               305
                                                                        --------
                                                                             448
                                                                        --------
INVESTMENT BANKING & BROKERAGE (0.1%)
     1,900   Charles Schwab Corp.                                             34
     1,000   Goldman Sachs Group, Inc.                                       164
     2,700   Morgan Stanley                                                   79
                                                                        --------
                                                                             277
                                                                        --------
LIFE & HEALTH INSURANCE (1.2%)
    24,710   AFLAC, Inc.                                                   1,423
     2,885   CNO Financial Group, Inc.*                                       18
     1,300   MetLife, Inc.                                                    60
    10,000   Prudential Financial, Inc.                                      615
     9,000   Torchmark Corp.                                                 561
     2,060   Unum Group                                                       51
                                                                        --------
                                                                           2,728
                                                                        --------
MULTI-LINE INSURANCE (0.1%)
       900   American International Group, Inc.*                              36
     1,400   Assurant, Inc.                                                   55
       800   Loews Corp.                                                      32
     5,600   Unitrin, Inc.                                                   151
                                                                        --------
                                                                             274
                                                                        --------
OTHER DIVERSIFIED FINANCIAL SERVICES (1.2%)
    21,900   Bank of America Corp.                                           301
   163,300   Citigroup, Inc.*                                                787
    35,987   JPMorgan Chase & Co.                                          1,617
                                                                        --------
                                                                           2,705
                                                                        --------
PROPERTY & CASUALTY INSURANCE (1.8%)
       700   ACE Ltd.                                                         43
     1,100   Allstate Corp.                                                   34
       691   Argo Group International Holdings Ltd.                           24
     1,380   Assured Guaranty Ltd.                                            20
     1,100   AXIS Capital Holdings Ltd.                                       39
    29,250   Berkshire Hathaway, Inc. "B"*(j)                              2,391
     2,900   Chubb Corp.                                                     168

================================================================================

18  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
     1,300   Progressive Corp.                                          $     26
    17,200   Travelers Companies, Inc.                                       968
       100   White Mountains Insurance Group Ltd.                             34
     6,400   XL Group plc                                                    147
                                                                        --------
                                                                           3,894
                                                                        --------
REAL ESTATE SERVICES (0.0%)
     1,800   CB Richard Ellis Group, Inc. "A"*                                40
                                                                        --------
REGIONAL BANKS (0.6%)
     1,400   BB&T Corp.                                                       39
     7,200   CapitalSource, Inc.                                              56
     1,287   Cathay General Bancorp                                           22
       952   City Holding Co.                                                 33
     7,200   Fulton Financial Corp.                                           74
     1,138   Independent Bank Corp.                                           31
     6,117   M&T Bank Corp.                                                  529
     1,455   MB Financial, Inc.                                               29
     3,150   National Penn Bancshares, Inc.                                   26
     1,214   Pacwest Bancorp                                                  24
     3,948   PNC Financial Services Group, Inc.                              237
     4,188   Sterling Bancshares, Inc.                                        37
     1,100   SunTrust Banks, Inc.                                             33
     2,573   Susquehanna Bancshares, Inc.                                     25
     1,241   Texas Capital Bancshares, Inc.*                                  30
     2,047   Umpqua Holdings Corp.                                            22
                                                                        --------
                                                                           1,247
                                                                        --------
REINSURANCE (0.1%)
       300   Arch Capital Group Ltd.*                                         26
       400   Everest Re Group Ltd.                                            34
     2,079   Flagstone Reinsurance Holdings S.A.                              25
     1,443   Montpelier Re Holdings Ltd.                                      29
       600   PartnerRe Ltd.                                                   49
       500   RenaissanceRe Holdings Ltd.                                      33
                                                                        --------
                                                                             196
                                                                        --------
REITs - DIVERSIFIED (0.0%)
     3,501   Cousins Properties, Inc.                                         30
       314   Vornado Realty Trust                                             28
                                                                        --------
                                                                              58
                                                                        --------
REITs - INDUSTRIAL (0.0%)
     6,318   DCT Industrial Trust, Inc.                                       35
     2,057   First Potomac Realty Trust                                       33
                                                                        --------
                                                                              68
                                                                        --------
REITs - MORTGAGE (0.0%)
     1,615   Invesco Mortgage Capital                                         36
                                                                        --------
REITs - OFFICE (0.1%)
       400   Boston Properties, Inc.                                          38
       600   Digital Realty Trust, Inc.                                       33
     2,620   Franklin Street Properties Corp.                                 39
                                                                        --------
                                                                             110
                                                                        --------
REITs - RESIDENTIAL (0.0%)
     1,972   Associated Estates Realty Corp.                                  29
       700   Equity Residential Properties Trust                              38
                                                                        --------
                                                                              67
                                                                        --------
REITs - RETAIL (0.1%)
     1,079   CBL & Associates Properties, Inc.                                19
       300   Federal Realty Investment Trust                                  24
     3,575   Inland Real Estate Corp.                                         33
     1,189   Pennsylvania REIT                                                16
       721   Simon Property Group, Inc.                                       73
                                                                        --------
                                                                             165
                                                                        --------
REITs - SPECIALIZED (0.1%)
     2,386   DiamondRock Hospitality Co.*                                     29
     3,639   Hersha Hospitality Trust                                         24
     1,850   Public Storage                                                  202

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
     1,793   Sunstone Hotel Investors, Inc.*                            $     18
                                                                        --------
                                                                             273
                                                                        --------
SPECIALIZED FINANCE (0.3%)
     1,500   CIT Group, Inc.*                                                 71
       100   CME Group, Inc.                                                  31
    14,300   Moody's Corp.                                                   420
       760   MSCI, Inc. "A"*                                                  26
       838   PHH Corp.*                                                       20
                                                                        --------
                                                                             568
                                                                        --------
THRIFTS & MORTGAGE FINANCE (0.2%)
     2,756   Brookline Bancorp, Inc.                                          30
     1,563   MGIC Investment Corp.*                                           13
    14,300   New York Community Bancorp, Inc.                                262
     1,970   Oritani Financial Corp.                                          24
                                                                        --------
                                                                             329
                                                                        --------
             Total Financials                                             15,496
                                                                        --------
HEALTH CARE (4.7%)
------------------
BIOTECHNOLOGY (0.4%)
       600   Alexion Pharmaceuticals, Inc.*                                   50
     1,700   Amgen, Inc.*                                                     94
     2,000   Biogen Idec, Inc.*                                              131
     3,500   Celgene Corp.*                                                  180
       600   Cephalon, Inc.*                                                  35
       850   Cepheid*                                                         20
     1,005   Cubist Pharmaceuticals, Inc.*                                    22
     1,000   Dendreon Corp.*                                                  35
     2,000   Genzyme Corp.*                                                  147
     1,500   Gilead Sciences, Inc.*                                           58
     1,340   Human Genome Sciences, Inc.*                                     33
       946   Incyte Corp.*                                                    14
     1,950   Micromet, Inc.*                                                  13
       686   Onyx Pharmaceuticals, Inc.*                                      24
       423   Pharmasset, Inc.*                                                20
     1,221   Seattle Genetics, Inc.*                                          20
       709   Theravance, Inc.*                                                15
     1,500   Vertex Pharmaceuticals, Inc.*                                    58
                                                                        --------
                                                                             969
                                                                        --------
HEALTH CARE DISTRIBUTORS (0.1%)
     2,700   Cardinal Health, Inc.                                           112
       600   Henry Schein, Inc.*                                              40
       600   McKesson Corp.                                                   45
                                                                        --------
                                                                             197
                                                                        --------
HEALTH CARE EQUIPMENT (0.7%)
       908   American Medical Systems Holdings, Inc.*                         18
     1,100   Baxter International, Inc.                                       53
       500   Becton, Dickinson and Co.                                        42
     3,200   C.R. Bard, Inc.                                                 302
     1,300   CareFusion Corp.*                                                33
     3,800   Covidien plc                                                    180
       669   Cyberonics, Inc.*                                                22
     1,051   DexCom, Inc.*                                                    15
     9,203   Hospira, Inc.*                                                  508
       400   IDEXX Laboratories, Inc.*                                        29
       100   Intuitive Surgical, Inc.*                                        32
       710   Masimo Corp.                                                     21
     2,100   Medtronic, Inc.                                                  80
       704   NuVasive, Inc.*                                                  20
       800   St. Jude Medical, Inc.*                                          32
       600   Stryker Corp.                                                    35
       824   Volcano Corp.*                                                   22
                                                                        --------
                                                                           1,444
                                                                        --------
HEALTH CARE FACILITIES (0.2%)
     1,156   AmSurg Corp.*                                                    24
     8,900   Community Health Systems, Inc.*                                 313
     1,367   HealthSouth Corp.*                                               31
     1,281   Kindred Healthcare, Inc.*                                        24
                                                                        --------
                                                                             392
                                                                        --------
HEALTH CARE SERVICES (0.1%)
       643   Emergency Medical Services Corp. "A"*                            43
     1,100   Express Scripts, Inc.*                                           62

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20  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
       537   IPC The Hospitalist Co., Inc.*                             $     20
       367   Landauer, Inc.                                                   21
       800   Medco Health Solutions, Inc.*                                    49
                                                                        --------
                                                                             195
                                                                        --------
HEALTH CARE SUPPLIES (0.0%)
       816   Cooper Companies, Inc.                                           47
       953   Meridian Bioscience, Inc.                                        21
                                                                        --------
                                                                              68
                                                                        --------
HEALTH CARE TECHNOLOGY (0.0%)
       408   athenahealth, Inc.*                                              17
                                                                        --------
LIFE SCIENCES TOOLS & SERVICES (0.1%)
     1,300   Life Technologies Corp.*                                         71
     1,093   Luminex Corp.*                                                   18
       800   Thermo Fisher Scientific, Inc.*                                  46
                                                                        --------
                                                                             135
                                                                        --------
MANAGED HEALTH CARE (0.3%)
     1,115   Aetna, Inc.                                                      37
       588   HealthSpring, Inc.*                                              18
     9,600   Humana, Inc.*                                                   556
     2,200   UnitedHealth Group, Inc.                                         90
       800   WellPoint, Inc.*                                                 50
                                                                        --------
                                                                             751
                                                                        --------
PHARMACEUTICALS (2.8%)
     7,100   Abbott Laboratories                                             321
       700   Allergan, Inc.                                                   49
     4,200   Bristol-Myers Squibb Co.                                        106
    88,500   Eli Lilly and Co.                                             3,077
    45,468   Endo Pharmaceuticals Holdings, Inc.*                          1,510
     5,100   Johnson & Johnson                                               305
     7,445   Merck & Co., Inc.                                               247
     1,219   Nektar Therapeutics*                                             14
       588   Par Pharmaceutical Companies, Inc.*                              21
    18,784   Pfizer, Inc.                                                    342
       508   Salix Pharmaceuticals Ltd.*                                      21
     1,041   ViroPharma, Inc.*                                                17
       800   Watson Pharmaceuticals, Inc.*                                    44
                                                                        --------
                                                                           6,074
                                                                        --------
             Total Health Care                                            10,242
                                                                        --------
INDUSTRIALS (3.1%)
------------------
AEROSPACE & DEFENSE (0.6%)
     1,800   Boeing Co.                                                      125
       700   General Dynamics Corp.                                           53
       462   HEICO Corp.                                                      24
     1,600   Honeywell International, Inc.                                    90
       600   Lockheed Martin Corp.                                            48
       634   Moog, Inc. "A"*                                                  27
     9,100   Northrop Grumman Corp.                                          631
       200   Precision Castparts Corp.                                        28
       800   Raytheon Co.                                                     40
     1,800   United Technologies Corp.                                       146
                                                                        --------
                                                                           1,212
                                                                        --------
AIR FREIGHT & LOGISTICS (0.1%)
       333   Atlas Air Worldwide Holdings, Inc.*                              17
       400   C.H. Robinson Worldwide, Inc.                                    31
       700   FedEx Corp.                                                      63
       944   Forward Air Corp.                                                26
     1,600   United Parcel Service, Inc. "B"                                 115
                                                                        --------
                                                                             252
                                                                        --------
AIRLINES (0.0%)
     2,321   JetBlue Airways Corp.*                                           14
     1,050   United Continental Holdings, Inc.*                               27
     1,070   US Airways Group, Inc.*                                          10
                                                                        --------
                                                                              51
                                                                        --------
BUILDING PRODUCTS (0.0%)
     1,023   Quanex Building Products Corp.                                   20
       658   Universal Forest Products, Inc.                                  24
                                                                        --------
                                                                              44
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
COMMERCIAL PRINTING (0.0%)
      874    Deluxe Corp.                                               $     21
                                                                        --------
CONSTRUCTION & ENGINEERING (0.1%)
      824    EMCOR Group, Inc.*                                               25
    1,200    KBR, Inc.                                                        39
      696    Layne Christensen Co.*                                           22
                                                                        --------
                                                                              86
                                                                        --------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.6%)
      832    ArvinMeritor, Inc.*                                              18
   10,900    Caterpillar, Inc.                                             1,057
      300    Cummins, Inc.                                                    32
      800    Deere & Co.                                                      73
      700    Navistar International Corp.*                                    45
    1,700    Oshkosh Corp.*                                                   65
      600    PACCAR, Inc.                                                     34
                                                                        --------
                                                                           1,324
                                                                        --------
DIVERSIFIED SUPPORT SERVICES (0.0%)
      877    G & K Services, Inc. "A"                                         27
      860    McGrath RentCorp                                                 22
    1,075    Mobile Mini, Inc.*                                               22
                                                                        --------
                                                                              71
                                                                        --------
ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
      453   Acuity Brands, Inc.                                               25
      532   American Superconductor Corp.*                                    15
      729   Belden, Inc.                                                      25
    1,200   Cooper Industries plc                                             74
    1,600   Emerson Electric Co.                                              94
    1,019   GrafTech International Ltd.*                                      21
                                                                        --------
                                                                             254
                                                                        --------
ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
    5,100   Clean Harbors, Inc.*                                             459
      873   Tetra Tech, Inc.*                                                 20
    1,100   Waste Management, Inc.                                            42
                                                                        --------
                                                                             521
                                                                        --------
INDUSTRIAL CONGLOMERATES (0.4%)
    1,400    3M Co.                                                          123
   31,600    General Electric Co.                                            637
     1,700   McDermott International, Inc.*                                   35
     4,500   Textron, Inc.                                                   118
     1,000   Tyco International Ltd.                                          45
                                                                        --------
                                                                             958
                                                                        --------
INDUSTRIAL MACHINERY (0.8%)
       571   3D Systems Corp.*                                                16
     1,231   Barnes Group, Inc.                                               24
       677   Chart Industries, Inc.*                                          25
       800   Danaher Corp.                                                    37
     1,700   Dover Corp.                                                     109
       800   Eaton Corp.                                                      86
       572   EnPro Industries, Inc.*                                          24
       400   Flowserve Corp.                                                  50
       800   Illinois Tool Works, Inc.                                        43
       321   Middleby Corp.*                                                  26
    26,089   Timken Co.                                                    1,227
                                                                        --------
                                                                           1,667
                                                                        --------
OFFICE SERVICES & SUPPLIES (0.1%)
     1,038  Herman Miller, Inc.                                               25
     1,500  Pitney Bowes, Inc.                                                36
       382  United Stationers, Inc.*                                          24
                                                                        --------
                                                                              85
                                                                        --------
RAILROADS (0.1%)
       700   CSX Corp.                                                        49
       700   Norfolk Southern Corp.                                           43
     1,100   Union Pacific Corp.                                             104
                                                                        --------
                                                                             196
                                                                        --------
RESEARCH & CONSULTING SERVICES (0.0%)
       420   CoStar Group, Inc.*                                              24
       940   Resources Connection, Inc.                                       19
                                                                        --------
                                                                              43
                                                                        --------
SECURITY & ALARM SERVICES (0.0%)
       813   Brink's Co.                                                      22
                                                                        --------
TRADING COMPANIES & DISTRIBUTORS (0.0%)
       974   Interline Brands, Inc.*                                          21
       793   Kaman Corp.                                                      23
                                                                        --------
                                                                              44
                                                                        --------
             Total Industrials                                             6,851
                                                                        --------

================================================================================

22  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (8.8%)
-----------------------------
APPLICATION SOFTWARE (0.1%)
     1,000   Adobe Systems, Inc.*                                       $     33
       791   Blackbaud, Inc.                                                  21
       500   Citrix Systems, Inc.*                                            32
       345   Concur Technologies, Inc.*                                       18
       920   Henry Jack & Associates, Inc.                                    27
       600   Intuit, Inc.*                                                    28
     1,578   Mentor Graphics Corp.*                                           20
       967   Parametric Technology Corp.*                                     21
       594   SuccessFactors, Inc.*                                            17
       610   Taleo Corp. "A"*                                                 18
     1,024   TIBCO Software, Inc.*                                            23
     1,367   TiVo, Inc.*                                                      13
       442   Ultimate Software Group, Inc.*                                   21
                                                                        --------
                                                                             292
                                                                        --------
COMMUNICATIONS EQUIPMENT (0.6%)
       340   Acme Packet, Inc.*                                               18
       611   ADTRAN, Inc.                                                     25
     1,811   ARRIS Group, Inc.*                                               23
       623   Aruba Networks, Inc.*                                            13
       705   Black Box Corp.                                                  25
    14,900   Cisco Systems, Inc.*                                            315
       718   Finisar Corp.*                                                   24
       603   InterDigital, Inc.                                               29
     1,000   Juniper Networks, Inc.*                                          37
       600   Motorola Mobility Holdings, Inc.*                                17
       685   Motorola Solutions, Inc.*                                        26
       553   Plantronics, Inc.                                                20
     3,700   QUALCOMM, Inc.                                                  200
       359   Riverbed Technology, Inc.*                                       13
    85,219   Tellabs, Inc.                                                   452
                                                                        --------
                                                                           1,237
                                                                        --------
COMPUTER HARDWARE (1.5%)
     8,500   Apple, Inc.*                                                  2,884
     3,500   Dell, Inc.*                                                      46
     5,600   Hewlett-Packard Co.                                             256
                                                                        --------
                                                                           3,186
                                                                        --------

COMPUTER STORAGE & PERIPHERALS (0.3%)
     3,800   EMC Corp.*                                                       95
       700   NetApp, Inc.*                                                    38
    16,000   QLogic Corp.*                                                   285
     2,160   SanDisk Corp.*                                                   98
     4,100   Seagate Technology plc*                                          57
                                                                        --------
                                                                             573
                                                                        --------
DATA PROCESSING & OUTSOURCED SERVICES (0.2%)
       400   Alliance Data Systems Corp.*                                     28
     1,200   Automatic Data Processing, Inc.                                  58
       840   Euronet Worldwide, Inc.*                                         15
       800   Fidelity National Information Services, Inc.                     24
     1,177   Heartland Payment Systems, Inc.                                  19
       700   MasterCard, Inc. "A"                                            166
       526   VeriFone Holdings, Inc.*                                         21
       900   Visa, Inc. "A"                                                   63
                                                                        --------
                                                                             394
                                                                        --------
ELECTRONIC COMPONENTS (0.0%)
     3,200   Corning, Inc.                                                    71
                                                                        --------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
       678   MTS Systems Corp.                                                25
                                                                        --------
ELECTRONIC MANUFACTURING SERVICES (0.0%)
     1,119   Benchmark Electronics, Inc.*                                     21
       554   Plexus Corp.*                                                    15
                                                                        --------
                                                                              36
                                                                        --------
INTERNET SOFTWARE & SERVICES (1.8%)
       419   Digital River, Inc.*                                             13
     2,400   eBay, Inc.*                                                      73
       300   Equinix, Inc.*                                                   27
     6,400   Google, Inc. "A"*                                             3,842
       623   Rackspace Hosting, Inc.*                                         21
     1,111   ValueClick, Inc.*                                                16
     2,300   Yahoo!, Inc.*                                                    37
                                                                        --------
                                                                           4,029
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
IT CONSULTING & OTHER SERVICES (0.4%)
     4,700   Accenture plc "A"                                          $    242
     1,400   Amdocs Ltd.*                                                     41
       454   CACI International, Inc. "A"*                                    25
       600   Cognizant Technology Solutions Corp. "A"*                        44
     2,500   International Business Machines Corp.                           405
                                                                        --------
                                                                             757
                                                                        --------
OFFICE ELECTRONICS (0.0%)
     3,142   Xerox Corp.                                                      33
                                                                        --------
SEMICONDUCTOR EQUIPMENT (0.0%)
     2,600   Applied Materials, Inc.                                          41
       765   FEI Co.*                                                         21
       378   Veeco Instruments, Inc.*                                         16
                                                                        --------
                                                                              78
                                                                        --------
SEMICONDUCTORS (2.5%)
    56,100   Altera Corp.                                                  2,108
    67,200   Analog Devices, Inc.                                          2,609
     1,000   Broadcom Corp. "A"                                               45
       594   Cavium Networks, Inc.*                                           23
       700   Cree, Inc.*                                                      35
       400   First Solar, Inc.*                                               62
    10,200   Intel Corp.                                                     219
     4,200   Marvell Technology Group Ltd.*                                   80
     1,400   Microchip Technology, Inc.                                       51
     1,067   Microsemi Corp.*                                                 24
       678   NetLogic Microsystems, Inc.*                                     24
     2,600   NVIDIA Corp.*                                                    62
     2,333   RF Micro Devices, Inc.*                                          16
       976   Semtech Corp.*                                                   21
     2,300   Texas Instruments, Inc.                                          78
     1,589   TriQuint Semiconductor, Inc.*                                    21
                                                                        --------
                                                                           5,478
                                                                        --------
SYSTEMS SOFTWARE (1.4%)
       872   Ariba, Inc.*                                                     24
       600   BMC Software, Inc.*                                              29
     1,200   CA, Inc.                                                         29
       511   CommVault Systems, Inc.*                                         16
       523   Fortinet, Inc.*                                                  20
    14,900   Microsoft Corp.                                                 413
    58,900   Oracle Corp.                                                  1,887
       768   Progress Software Corp.*                                         22
     2,800   Symantec Corp.*                                                  49
     7,740   VMware, Inc. "A"*                                               662
                                                                        --------
                                                                           3,151
                                                                        --------
TECHNOLOGY DISTRIBUTORS (0.0%)
     2,427   Brightpoint, Inc.*                                               22
     1,020   Insight Enterprises, Inc.*                                       14
       670   ScanSource, Inc.*                                                25
                                                                        --------
                                                                              61
                                                                        --------
             Total Information Technology                                 19,401
                                                                        --------
MATERIALS (2.0%)
----------------
ALUMINUM (0.0%)
       592   Kaiser Aluminum Corp.                                            28
                                                                        --------
COMMODITY CHEMICALS (0.0%)
       571   Koppers Holdings, Inc.                                           22
                                                                        --------
DIVERSIFIED CHEMICALS (0.3%)
     2,300   Dow Chemical Co.                                                 82
    11,400   E.I. du Pont de Nemours & Co.                                   578
       500   Eastman Chemical Co.                                             46
       998   Solutia, Inc.*                                                   23
                                                                        --------
                                                                             729
                                                                        --------
DIVERSIFIED METALS & MINING (0.4%)
     6,300   Freeport-McMoRan Copper & Gold, Inc.                            685
     1,244   Globe Specialty Metals, Inc.                                     23
       395   Molycorp, Inc.*                                                  18
     1,445   Thompson Creek Metals Co., Inc.*                                 20
                                                                        --------
                                                                             746
                                                                        --------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.0%)
     1,000   Monsanto Co.                                                     73
                                                                        --------

================================================================================

24  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
GOLD (0.3%)
       949   Allied Nevada Gold Corp.*                                  $     25
    10,500   Newmont Mining Corp.                                            578
                                                                        --------
                                                                             603
                                                                        --------
INDUSTRIAL GASES (0.0%)
       300   Air Products & Chemicals, Inc.                                   26
       500   Praxair, Inc.                                                    47
                                                                        --------
                                                                              73
                                                                        --------
METAL & GLASS CONTAINERS (0.0%)
       600   Ball Corp.                                                       43
                                                                        --------
PAPER PRODUCTS (0.2%)
     5,900   Domtar Corp.                                                    519
                                                                        --------
SPECIALTY CHEMICALS (0.7%)
       969   A. Schulman, Inc.                                                21
     1,013   Ferro Corp.*                                                     16
    13,236   Lubrizol Corp.                                                1,422
     1,292   PolyOne Corp.*                                                   17
       400   Sigma-Aldrich Corp.                                              25
       593   W.R. Grace & Co.*                                                21
                                                                        --------
                                                                           1,522
                                                                        --------
STEEL (0.1%)
       400   Cliffs Natural Resources, Inc.                                   34
     1,000   United States Steel Corp.                                        58
                                                                        --------
                                                                              92
                                                                        --------
             Total Materials                                               4,450
                                                                        --------
TELECOMMUNICATION SERVICES (2.8%)
---------------------------------
INTEGRATED TELECOMMUNICATION SERVICES (1.2%)
    85,500   AT&T, Inc.                                                    2,353
     9,000   Qwest Communications International, Inc.                         64
     6,800   Verizon Communications, Inc.                                    242
                                                                        --------
                                                                           2,659
                                                                        --------
WIRELESS TELECOMMUNICATION SERVICES (1.6%)
     1,000   American Tower Corp. "A"*                                        51
       600   Crown Castle International Corp.*                                25
   216,700   MetroPCS Communications, Inc.*                                2,802
     1,195   NTELOS Holdings Corp.                                            24
    23,100   Sprint Nextel Corp.*                                            104
    13,860   Telephone & Data Systems, Inc.                                  496
     1,200   U.S.Cellular Corp.*                                              59
                                                                        --------
                                                                           3,561
                                                                        --------
             Total Telecommunication Services                              6,220
                                                                        --------
UTILITIES (2.4%)
----------------
ELECTRIC UTILITIES (0.2%)
     1,100   American Electric Power Co., Inc.                                39
     2,800   Duke Energy Corp.                                                50
     2,400   Edison International                                             87
     1,300   Exelon Corp.                                                     55
       700   FirstEnergy Corp.                                                28
       800   NextEra Energy, Inc.                                             43
     1,467   Otter Tail Corp.                                                 33
     1,909   Portland General Electric Co.                                    43
     1,000   PPL Corp.                                                        26
       600   Progress Energy, Inc.                                            27
     1,600   Southern Co.                                                     60
     2,200   Weststar Energy, Inc.                                            56
                                                                        --------
                                                                             547
                                                                        --------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.3%)
    87,300   Constellation Energy Group, Inc.                              2,815
                                                                        --------
MULTI-UTILITIES (0.9%)
       821   CH Energy Group, Inc.                                            40
     1,700   CMS Energy Corp.                                                 33
     1,100   Dominion Resources, Inc.                                         48
    28,500   DTE Energy Co.                                                1,319
     8,300   Integrys Energy Group, Inc.                                     395
     1,400   MDU Resources Group, Inc.                                        30
       800   PG&E Corp.                                                       37
     1,057   Public Service Enterprise Group, Inc.                            34

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
       600   Sempra Energy                                              $     31
                                                                        --------
                                                                           1,967
                                                                        --------
WATER UTILITIES (0.0%)
       856   American States Water Co.                                        29
                                                                        --------
             Total Utilities                                               5,358
                                                                        --------
             Total Common Stocks
              (cost: $85,403)                                             95,550
                                                                        --------

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)/
SHARES
--------------------------------------------------------------------------------
PREFERRED SECURITIES (1.6%)

CONSUMER STAPLES (0.4%)
-----------------------
AGRICULTURAL PRODUCTS (0.4%)
    10,000   Dairy Farmers of America, Inc., 7.88%,
               cumulative redeemable, perpetual(a)                           897
                                                                        --------
FINANCIALS (1.2%)
-----------------
LIFE & HEALTH INSURANCE (0.1%)
    15,000   Delphi Financial Group, Inc., 7.38%, perpetual                  353
MULTI-LINE INSURANCE (0.3%)
        10   International Lease Finance Corp., 0.61%, perpetual(b)          650
                                                                        --------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
    25,000   Citigroup Capital XIII, 7.88%, cumulative
              redeemable, perpetual                                          671
                                                                        --------
REINSURANCE (0.5%)
       500   Ram Holdings Ltd., 7.50%, non-cumulative,
              perpetual, acquired 3/09/2007; cost $526*(c)                   250
      $804   Swiss Re Capital I LP, 6.85%, perpetual(a)                      790
                                                                        --------
                                                                           1,040
                                                                        --------
             Total Financials                                              2,714
                                                                        --------
GOVERNMENT (0.0%)
-----------------
U.S. GOVERNMENT (0.0%)
    20,000   Fannie Mae, 8.25%, perpetual*                                    33
    10,000   Freddie Mac, 8.38%, perpetual*                                   16
                                                                        --------
             Total Government                                                 49
                                                                        --------
             Total Preferred Securities
              (cost: $4,617)                                               3,660
                                                                        --------
WARRANTS (0.0%)

ENERGY (0.0%)
-------------
COAL & CONSUMABLE FUELS (0.0%)
        20   GreenHunter Energy, Inc., acquired 7/15/2008;*(b),(c)
              (cost: $0)                                                       -
                                                                        --------
EXCHANGE-TRADED FUNDS (24.8%)
   459,125   iShares MSCI EAFE Index Fund                                 27,290
   443,695   iShares MSCI Emerging Markets Index Fund                     20,326
    78,218   iShares Russell 2000 Index Fund                               6,097
    18,691   Vanguard Dividend Appreciation Index Fund                       998
                                                                        --------
             Total Exchange-Traded Funds
              (cost: $54,543)                                             54,711
                                                                        --------
             Total Equity Securities
              (cost: $144,563)                                           153,921
                                                                        --------

================================================================================

26  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                  MARKET
AMOUNT                                                        COUPON                        VALUE
(000)       SECURITY                                           RATE        MATURITY         (000)
-------------------------------------------------------------------------------------------------
            BONDS (26.2%)

            CORPORATE OBLIGATIONS (17.6%)

            CONSUMER STAPLES (0.4%)
            -----------------------------
            DRUG RETAIL (0.4%)
$   1,000   CVS Caremark Corp.                                 6.30%       6/01/2037     $    964
                                                                                         --------
            ENERGY (0.9%)
            -------------
            OIL & GAS STORAGE & TRANSPORTATION (0.9%)
    1,000   Enbridge Energy Partners, LP                       8.05       10/01/2037        1,060
    1,000   Southern Union Co.                                 7.20       11/01/2066          945
                                                                                         --------
                                                                                            2,005
                                                                                         --------
            Total Energy                                                                    2,005
                                                                                         --------
            FINANCIALS (13.3%)
            ------------------
            CONSUMER FINANCE (0.7%)
    1,000   American Express Co.                               6.80        9/01/2066        1,009
      611   Capital One Financial Corp.                        7.69        8/15/2036          627
                                                                                         --------
                                                                                            1,636
                                                                                         --------
            DIVERSIFIED BANKS (0.6%)
    1,000   USB Realty Corp.(a)                                6.09                -(d)       775
      500   Wells Fargo Capital XIII                           7.70                -(d)       519
                                                                                         --------
                                                                                            1,294
                                                                                         --------
            INVESTMENT BANKING & BROKERAGE (0.4%)
    1,000   Goldman Sachs Capital II                           5.79                -(d)       849
                                                                                         --------
            LIFE & HEALTH INSURANCE (1.1%)
      500   Great-West Life & Annuity Insurance Co.(a)         7.15        5/16/2046          515
      500   Lincoln National Corp.                             7.00        5/17/2066          500
      500   MetLife, Inc.                                      6.40       12/15/2036          474
      500   Prudential Financial, Inc.                         8.88        6/15/2038          591
      500   StanCorp Financial Group, Inc.                     6.90        6/01/2067          469
                                                                                         --------
                                                                                            2,549
                                                                                         --------
            MULTI-LINE INSURANCE (1.4%)
    1,000   Genworth Financial, Inc.                           6.15       11/15/2066          788
    1,000   Glen Meadow(a)                                     6.51        2/12/2067          867
      500   Liberty Mutual Group, Inc.                         7.30        6/15/2014          548
    1,000   Nationwide Mutual Insurance Co.(a)                 5.81       12/15/2024          918
                                                                                         --------
                                                                                            3,121
                                                                                         --------
            OTHER DIVERSIFIED FINANCIAL SERVICES (1.3%)
      500   BankAmerica Capital III                            0.87(e)     1/15/2027          364
      475   BankBoston Capital Trust IV                        0.90(e)     6/08/2028          348

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                  MARKET
AMOUNT                                                        COUPON                        VALUE
(000)       SECURITY                                           RATE        MATURITY         (000)
-------------------------------------------------------------------------------------------------
$   1,000   First Republic Bank Corp.                          7.75%       9/15/2012     $  1,072
    1,000   General Electric Capital Corp.                     6.38       11/15/2067        1,014
                                                                                         --------
                                                                                            2,798
                                                                                         --------
            PROPERTY & CASUALTY INSURANCE (2.8%)
      500   Alleghany Corp.                                    5.63        9/15/2020          499
    1,000   Allstate Corp.                                     6.13        5/15/2037        1,024
      500   Fund American Companies, Inc.                      5.88        5/15/2013          521
      500   Ironshore Holdings, Inc.(a)                        8.50        5/15/2020          523
    1,000   Progressive Corp.                                  6.70        6/15/2037        1,069
    1,000   QBE Insurance Group Ltd.(a)                        5.65        7/01/2023          944
    1,000   Travelers Companies, Inc.                          6.25        3/15/2037        1,041
      500   White Mountains Re Group Ltd.(a)                   6.38        3/20/2017          489
                                                                                         --------
                                                                                            6,110
                                                                                         --------
            REGIONAL BANKS (3.2%)
      500   Fifth Third Capital Trust IV                       6.50        4/15/2037          494
      150   First Empire Capital Trust I                       8.23        2/01/2027          146
    1,000   Fulton Capital Trust I                             6.29        2/01/2036          920
      500   Huntington Capital III                             6.65        5/15/2037          476
    1,000   Manufacturers & Traders Trust Co.                  5.63       12/01/2021          949
      645   PNC Preferred Funding Trust(a)                     6.52                -(d)       520
      500   PNC Preferred Funding Trust III(a)                 8.70                -(d)       531
      400   Susquehanna Bancshares, Inc.                       2.11(e)     5/01/2014          349
      500   Susquehanna Capital II                            11.00        3/23/2040          556
    1,000   TCF National Bank                                  5.50        2/01/2016          964
    1,200   Webster Capital Trust IV                           7.65        6/15/2037        1,144
                                                                                         --------
                                                                                            7,049
                                                                                         --------
            REINSURANCE (0.5%)
      500   Max USA Holdings Ltd.(a)                           7.20        4/14/2017          511
      500   Platinum Underwriters Finance, Inc.                7.50        6/01/2017          521
                                                                                         --------
                                                                                            1,032
                                                                                         --------
            REITs - OFFICE (0.2%)
      500   Brandywine Operating Partnership, LP               5.70        5/01/2017          518
                                                                                         --------
            REITs - RETAIL (0.7%)
      500   Developers Diversified Realty Corp.                9.63        3/15/2016          602
      500   New Plan Excel Realty Trust, Inc.                  5.13        9/15/2012          458
      577   New Plan Excel Realty Trust, Inc., acquired
             2/20/2009; cost $196(c)                           7.68       11/02/2026          516
                                                                                         --------
                                                                                            1,576
                                                                                         --------
            REITs - SPECIALIZED (0.4%)
      850   Ventas Realty, LP                                  6.75        4/01/2017          888
                                                                                         --------
            Total Financials                                                               29,420
                                                                                         --------

================================================================================

28  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                  MARKET
AMOUNT                                                        COUPON                        VALUE
(000)       SECURITY                                           RATE        MATURITY         (000)
-------------------------------------------------------------------------------------------------
            TELECOMMUNICATION SERVICES (0.3%)
            ---------------------------------
            WIRELESS TELECOMMUNICATION SERVICES (0.3%)
$     500   Clearwire Communications, LLC(a)                  12.00%      12/01/2015     $    547
                                                                                         --------
            UTILITIES (2.7%)
            ----------------
            ELECTRIC UTILITIES (1.0%)
      500   FPL Group Capital, Inc.                            7.30        9/01/2067          522
      233   FPL Group Capital, Inc.                            6.65        6/15/2067          231
       65   Oglethorpe Power Corp.                             6.97        6/30/2011           65
      500   PPL Capital Funding, Inc.                          6.70        3/30/2067          492
      987   Texas Competitive Electric Holdings Co., LLC(f)    3.80       10/10/2014          815
                                                                                         --------
                                                                                            2,125
                                                                                         --------
            MULTI-UTILITIES (1.7%)
    1,000   Dominion Resources, Inc.                           7.50        6/30/2066        1,049
    1,005   Integrys Energy Group, Inc.                        6.11       12/01/2066          976
    1,000   Puget Sound Energy, Inc.                           6.97        6/01/2067          986
      725   Wisconsin Energy Corp.                             6.25        5/15/2067          724
                                                                                         --------
                                                                                            3,735
                                                                                         --------
            Total Utilities                                                                 5,860
                                                                                         --------
            Total Corporate Obligations (cost: $32,538)                                    38,796
                                                                                         --------
            EURODOLLAR AND YANKEE OBLIGATIONS (2.2%)

            ENERGY (0.5%)
            -------------
            INTEGRATED OIL & GAS (0.0%)
       25   PEMEX Finance Ltd.                                 9.03        2/15/2011           25
                                                                                         --------
            OIL & GAS STORAGE & TRANSPORTATION (0.5%)
    1,000   TransCanada Pipelines Ltd.                         6.35        5/15/2067        1,005
                                                                                         --------
            Total Energy                                                                    1,030
                                                                                         --------
            FINANCIALS (1.0%)
            -----------------
            DIVERSIFIED BANKS (0.1%)
      500   BayernLB Capital Trust l                           6.20                -(d)       240
      500   Landsbanki Islands hf, acquired 10/12/2007;
             cost $500(a),(b),(c),(g)                          7.43                -(d)         -
                                                                                         --------
                                                                                              240
                                                                                         --------
            DIVERSIFIED REAL ESTATE ACTIVITIES (0.3%)
      690   Brookfield Asset Management, Inc.                  5.80        4/25/2017          710
                                                                                         --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                  MARKET
AMOUNT                                                        COUPON                        VALUE
(000)       SECURITY                                           RATE        MATURITY         (000)
-------------------------------------------------------------------------------------------------
            MULTI-LINE INSURANCE (0.6%)
$     519   AXA S.A.                                           2.98%(e)            -(d)  $    366
    1,000   Oil Insurance Ltd.(a)                              7.56                -(d)       937
                                                                                         --------
                                                                                            1,303
                                                                                         --------
            REGIONAL BANKS (0.0%)
    1,000   Glitnir Banki hf, acquired 9/11/2006 and
             10/18/2006; cost $1,017(a),(b),(c),(g)            7.45                -(d)         -
                                                                                         --------
            Total Financials                                                                2,253
                                                                                         --------
            INDUSTRIALS (0.5%)
            ------------------
            INDUSTRIAL CONGLOMERATES (0.5%)
    1,000   Hutchison Whampoa, Ltd.(a)                         6.00                -(d)       992
                                                                                         --------
            MATERIALS (0.2%)
            ----------------
            DIVERSIFIED METALS & MINING (0.2%)
      500   Glencore Finance S.A.                              8.00                -(d)       504
                                                                                         --------
            Total Eurodollar and Yankee Obligations
             (cost: $5,794)                                                                 4,779
                                                                                         --------
            ASSET-BACKED SECURITIES (1.1%)

            FINANCIALS (1.1%)
            -----------------
            ASSET-BACKED FINANCING (1.1%)
       25   Aerco Ltd.(a)                                      0.78        7/15/2025           23
      500   AESOP Funding II, LLC(a)                           9.31       10/20/2013          552
      163   Banc of America Securities Auto Trust              5.51        2/19/2013          163
      500   Credit Acceptance Auto Loan Trust(a)               5.68        5/15/2017          516
      466   Prestige Auto Receivables Trust "A"(a)             5.67        4/15/2017          475
      794   Trinity Rail Leasing, LP(a)                        5.90        5/14/2036          774
                                                                                         --------
            Total Asset-Backed Securities (cost: $2,447)                                    2,503
                                                                                         --------
            COMMERCIAL MORTGAGE SECURITIES (5.0%)

            FINANCIALS (5.0%)
            -----------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES (5.0%)
      230   Banc of America Commercial Mortgage, Inc.          5.68        7/10/2046          240
    1,000   Banc of America Commercial Mortgage, Inc.          5.18        9/10/2047          650
      500   Bear Stearns Commercial Mortgage
             Securities, Inc.                                  5.69        6/11/2050          540
      745   Credit Suisse First Boston Mortgage Securities
             Corp.                                             5.10        8/15/2038          750
    1,000   GE Capital Commercial Mortgage Corp.               5.61       12/10/2049          924
      500   GMAC Commercial Mortgage Securities, Inc.          4.75        5/10/2043          514
       24   Government Lease Trust(a)                          6.48        5/18/2011           25
      530   GS Mortgage Securities Corp. II                    4.30        1/10/2040          540

================================================================================

30  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                  MARKET
AMOUNT                                                        COUPON                        VALUE
(000)       SECURITY                                           RATE        MATURITY         (000)
-------------------------------------------------------------------------------------------------
$     500   J.P. Morgan Chase Commercial Mortgage
             Securities Corp.                                  5.81%       6/12/2043     $    545
      500   J.P. Morgan Chase Commercial Mortgage
             Securities Corp.                                  5.33       12/15/2044          363
      378   J.P. Morgan Chase Commercial Mortgage
             Securities Corp.                                  5.33       12/15/2044          292
      690   Merrill Lynch Mortgage Trust                       5.24       11/12/2037          718
      500   Merrill Lynch Mortgage Trust                       5.83        6/12/2050          541
    1,000   ML-CFC Commercial Mortgage Trust                   5.42        8/12/2048          948
      500   ML-CFC Commercial Mortgage Trust                   6.16        8/12/2049          513
      232   ML-CFC Commercial Mortgage Trust                   5.70        9/12/2049          249
      860   Morgan Stanley Capital I, Inc.                     5.81       12/12/2049          931
    1,000   Morgan Stanley Capital I, Inc.                     4.77        7/15/2056        1,002
      655   Wachovia Bank Commercial Mortgage Trust            5.42        1/15/2045          709
                                                                                         --------
            Total Commercial Mortgage Securities (cost: $8,587)                            10,994
                                                                                         --------
            U.S. TREASURY SECURITIES (0.3%)

            BONDS (0.3%)
    3,000   4.67%, 5/15/2040(i) (cost: $777)                                                  722
                                                                                         --------
            Total Bonds (cost: $50,143)                                                    57,794
                                                                                         --------

-------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENTS (3.1%)
6,974,481   State Street Institutional Liquid Reserve Fund, 0.18%(h) (cost: $6,974)         6,975
                                                                                         --------
            Total Investments (cost: $201,680)                                            218,690
                                                                                         --------

-------------------------------------------------------------------------------------------------
NUMBER
OF CONTRACTS
-------------------------------------------------------------------------------------------------
            PURCHASED OPTIONS (0.0%)
      520   Put - iShares MSCI Emerging Market Index expiring
             March 19, 2011 at 44                                                              51
      340   Put - iShares MSCI Emerging Market Index expiring
             March 19, 2011 at 45                                                              45
                                                                                         --------

            TOTAL PURCHASED OPTIONS (COST: $114)                                               96
                                                                                         ========
            WRITTEN OPTIONS (0.0%)
     (860)  Put - iShares MSCI Emerging Market Index expiring
             March 19, 2011 at 41                                                             (35)
                                                                                         --------

            TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $31)                               $    (35)
                                                                                         ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                             UNREALIZED
NUMBER                                               EXPIRATION         CONTRACT          APPRECIATION/
OF CONTRACTS                                            DATE              VALUE          (DEPRECIATION)
LONG/(SHORT)  SECURITY                                                    (000)                   (000)
-------------------------------------------------------------------------------------------------------
              FUTURES (.2%)
57            Russell 2000 Mini Index Futures        03/18/2011         $  4,447              $     35
19            S&P 500 E-Mini Index Futures           03/18/2011            1,218                    41
                                                                        --------              --------
        TOTAL FUTURES                                                   $  5,665              $     76
                                                                        ========              ========

------------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                        (LEVEL 1)              (LEVEL 2)        (LEVEL 3)
                                    QUOTED PRICES      OTHER SIGNIFICANT      SIGNIFICANT
                                IN ACTIVE MARKETS             OBSERVABLE     UNOBSERVABLE
ASSETS                       FOR IDENTICAL ASSETS                 INPUTS           INPUTS        TOTAL
------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                          $ 95,550                $     -             $  -     $ 95,550
  Preferred Securities                          -                  3,010              650        3,660
  Warrants                                      -                      -                -            -
  Exchange-Traded Funds                    54,711                      -                -       54,711

Bonds:
  Corporate Obligations                         -                 38,796                -       38,796
  Eurodollar And Yankee Obligations             -                  4,779                -        4,779
  Asset-Backed Securities                       -                  2,503                -        2,503
  Commercial Mortgage Securities                -                 10,994                -       10,994
  U.S. Treasury Securities                    722                      -                -          722

Money Market Instruments:
  Money Market Funds                        6,975                      -                -        6,975

Purchased Options                              96                      -                -           96
Futures*                                       76                      -                -           76
------------------------------------------------------------------------------------------------------
Total                                    $158,130                $60,082             $650     $218,862
------------------------------------------------------------------------------------------------------

*Futures are valued at the unrealized appreciation/depreciation on the investment.

                                        (LEVEL 1)              (LEVEL 2)         (LEVEL 3)
                                    QUOTED PRICES      OTHER SIGNIFICANT       SIGNIFICANT
                                IN ACTIVE MARKETS             OBSERVABLE      UNOBSERVABLE
LIABILITIES             FOR IDENTICAL LIABILITIES                 INPUTS            INPUTS       TOTAL
------------------------------------------------------------------------------------------------------
Written Options                              $(35)                    $-                $-        $(35)
------------------------------------------------------------------------------------------------------
Total                                        $(35)                    $-                $-        $(35)
------------------------------------------------------------------------------------------------------

================================================================================

32  | USAA FIRST START GROWTH FUND

================================================================================

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

--------------------------------------------------------------------------------
                                                                       PREFERRED
                                                                      SECURITIES
--------------------------------------------------------------------------------
Balance as of July 31, 2010                                                 $700
Net realized gain (loss)                                                       -
Change in net unrealized appreciation/depreciation                           (50)
Net purchases (sales)                                                          -
Transfers in and/or out of Level 3                                             -
--------------------------------------------------------------------------------
Balance as of January 31, 2011                                              $650
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2011, there were no significant transfers of securities between levels. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 25.1% of net assets at January 31, 2011.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled and unscheduled principal repayments. Rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital

================================================================================

34  | USAA FIRST START GROWTH FUND

================================================================================

    markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    WARRANTS -- entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    iShares Exchange-traded funds, managed by BlackRock, Inc., that represent a portfolio of stocks designed to closely track a specific market index. iShares funds are traded on securities exchanges.

    REIT      Real estate investment trust

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (b) Security was fair valued at January 31, 2011, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

    (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at January 31, 2011, was $766,000, which represented 0.3% of the Fund's net assets.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

    (d) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (e) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at January 31, 2011.

    (f) Senior loan (loan) -- is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at January 31, 2011. The weighted average life of the loan is likely to be substantially shorter than the stated final maturity date due to mandatory or optional prepayments. Security deemed liquid by the Manager, under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (g) Currently the issuer is in default with respect to interest and/or principal payments.

    (h) Rate represents the money market fund annualized seven-day yield at January 31, 2011.

    (i) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (j) Security, or a portion thereof, is segregated to cover the value of open futures contracts at January 31, 2011.

    *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

36  | USAA FIRST START GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $201,680)         $218,690
  Purchased options, at market value (cost of $114)                           96
  Cash                                                                     1,289
  Receivables:
     Capital shares sold                                                     114
     USAA Investment Management Company (Note 6D)                            187
     Dividends and interest                                                  859
     Futures Variation                                                        76
                                                                        --------
        Total assets                                                     221,311
                                                                        --------
LIABILITIES
  Payables:
     Capital shares redeemed                                                 158
  Written options, at market value (premiums received of $31)                 35
  Accrued management fees                                                    147
  Accrued transfer agent's fees                                                2
  Other accrued expenses and payables                                         83
                                                                        --------
        Total liabilities                                                    425
                                                                        --------
           Net assets applicable to capital shares outstanding          $220,886
                                                                        ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                       $251,229
  Accumulated undistributed net investment income                            251
  Accumulated net realized loss on investments, options, and
     futures transactions                                                (47,658)
  Net unrealized appreciation of investments, options, and
     futures contracts                                                    17,064
                                                                        --------
           Net assets applicable to capital shares outstanding          $220,886
                                                                        ========
  Capital shares outstanding, unlimited number of shares authorized,
     no par value                                                         20,517
                                                                        ========
  Net asset value, redemption price, and offering price per share       $  10.77
                                                                        ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                                              $ 1,312
  Interest                                                                 2,326
  Securities lending (net)                                                     1
                                                                         -------
        Total income                                                       3,639
                                                                         -------
EXPENSES
  Management fees                                                            832
  Administration and servicing fees                                          159
  Transfer agent's fees                                                      890
  Custody and accounting fees                                                 83
  Postage                                                                     55
  Shareholder reporting fees                                                  29
  Trustees' fees                                                               6
  Registration fees                                                           14
  Professional fees                                                           35
  Other                                                                        8
                                                                         -------
        Total expenses                                                     2,111
  Expenses reimbursed                                                       (648)
                                                                         -------
        Net expenses                                                       1,463
                                                                         -------
NET INVESTMENT INCOME                                                      2,176
                                                                         -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, OPTIONS, AND FUTURES CONTRACTS
  Net realized gain (loss) on:
     Investments                                                           5,513
     Options                                                              (1,030)
     Futures transactions                                                    276
  Change in net unrealized appreciation/depreciation of:
     Investments                                                          18,957
     Options                                                                 125
     Futures contracts                                                        76
                                                                         -------
        Net realized and unrealized gain                                  23,917
                                                                         -------
  Increase in net assets resulting from operations                       $26,093
                                                                         =======

See accompanying notes to financial statements.

================================================================================

38  | USAA FIRST START GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2011 (unaudited), and year ended
July 31, 2010

--------------------------------------------------------------------------------

                                                          1/31/2011    7/31/2010
--------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                    $  2,176     $  6,090
  Net realized gain on investments                            5,513       19,019
  Net realized loss on options                               (1,030)      (2,319)
  Net realized gain (loss) on futures transactions              276          (11)
  Change in net unrealized appreciation/depreciation of:
     Investments                                             18,957        8,919
     Options                                                    125          987
     Futures contracts                                           76            -
                                                           ---------------------
     Increase in net assets resulting from operations        26,093       32,685
                                                           ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                      (5,080)      (6,430)
                                                           ---------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                  10,861       22,965
  Reinvested dividends                                        5,055        6,401
  Cost of shares redeemed                                   (16,339)     (27,740)
                                                           ---------------------
     Increase (decrease) in net assets from capital
        share transactions                                     (423)       1,626
                                                           ---------------------
  Net increase in net assets                                 20,590       27,881

NET ASSETS
  Beginning of period                                       200,296      172,415
                                                           ---------------------
  End of period                                            $220,886     $200,296
                                                           =====================
Accumulated undistributed net investment income:
  End of period                                            $    251     $  3,155
                                                           =====================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                 1,046        2,421
  Shares issued for dividends reinvested                        476          679
  Shares redeemed                                            (1,581)      (2,919)
                                                           ---------------------
     Increase (decrease) in shares outstanding                  (59)         181
                                                           =====================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this semiannual report pertains only to the USAA First Start Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term capital growth with reduced volatility over time.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same

================================================================================

40  | USAA FIRST START GROWTH FUND

================================================================================

       time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

       readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    8. Options are valued by a pricing service at the National Best Bid/Offer
       (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of

================================================================================

42  | USAA FIRST START GROWTH FUND

================================================================================

       securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include preferred equity securities and all bonds, except U.S. Treasuries, valued based on methods discussed in Note 1A5.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Trust's Board of Trustees. The fair value methods included using inputs such as market quotations obtained from the broker-dealers from which the Fund purchased the securities. Refer to the portfolio of investments

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

    FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange

================================================================================

44  | USAA FIRST START GROWTH FUND

================================================================================

    rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTION TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JANUARY 31, 2011*
    (IN THOUSANDS)

                                     ASSET DERIVATIVES              LIABILITY DERIVATIVES
---------------------------------------------------------------------------------------------
                               STATEMENT OF                     STATEMENT OF
                               ASSETS AND                       ASSETS AND
DERIVATIVES NOT ACCOUNTED      LIABILITIES                      LIABILITIES
FOR AS HEDGING INSTRUMENTS     LOCATION           FAIR VALUE    LOCATION           FAIR VALUE
----------------------------------------------------------------------------------------------
Equity contracts               Purchased            $172**      Written               $35
                               options; Net                     options
                               unrealized
                               appreciation of
                               investments,
                               options, and
                               futures contracts
----------------------------------------------------------------------------------------------

    * For open derivative instruments as of January 31, 2011, see the portfolio of investments, which is also indicative of activity for the period-ended January 31, 2011.

    ** Includes cumulative appreciation (depreciation) of futures contracts as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

================================================================================

46  | USAA FIRST START GROWTH FUND

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2011
    (IN THOUSANDS)

DERIVATIVES                                                     CHANGE IN UNREALIZED
NOT ACCOUNTED     STATEMENT OF                                  APPRECIATION
FOR AS HEDGING    OPERATIONS              REALIZED GAIN (LOSS)  (DEPRECIATION)
INSTRUMENTS       LOCATION                ON DERIVATIVES        ON DERIVATIVES
------------------------------------------------------------------------------------
Equity contracts  Net realized gain         $(754)                 $201
                  (loss) on options and
                  futures transactions/
                  Change in net
                  unrealized appreciation/
                  depreciation of options
                  and futures contracts
------------------------------------------------------------------------------------

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from

================================================================================

48  | USAA FIRST START GROWTH FUND

================================================================================

    changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

I. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2011, custodian and other bank credits reduced the Fund's expenses by less than $500. For the six-month period ended January 31, 2011, the Fund did not incur any brokerage commission recapture credits.

J. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

K. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the six-month period ended January 31, 2011, the Fund paid CAPCO facility fees of less than $500, which represents 0.4% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2011.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2011, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

50  | USAA FIRST START GROWTH FUND

================================================================================

For the year ended July 31, 2010, the Fund had capital loss carryovers of $153,000, which expired. At July 31, 2010, the Fund had capital loss carryovers of $51,418,000, for federal income tax purposes, which, if not offset by subsequent capital gains, will expire between 2011 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

        CAPITAL LOSS CARRYOVERS
---------------------------------------
EXPIRES                       BALANCE
-------                     -----------
 2011                       $41,043,000
 2017                         7,228,000
 2018                         3,147,000
                            -----------
                 Total      $51,418,000
                            ===========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six-month period, ended January 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of January 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended July 31, 2010, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2011, were $178,127,000 and $186,882,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

As of January 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2011, were $22,189,000 and $5,197,000, respectively, resulting in net unrealized appreciation of $16,992,000.

For the six-month period ended January 31, 2011 transactions in written call and put options* were as follows:

                                                                 PREMIUMS
                                            NUMBER OF            RECEIVED
                                            CONTRACTS             (000's)
                                            -----------------------------
Outstanding at July 31, 2010                     18               $  16
Options written                               3,940                 383
Options terminated in closing
purchase transactions                        (1,268)               (291)
Options expired                              (1,830)                (77)
                                            -----------------------------
Outstanding at January 31, 2011                 860               $  31
                                            =============================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, ClearLend Securities (ClearLend), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and ClearLend retain 80% and 20%, respectively, of the income

================================================================================

52  | USAA FIRST START GROWTH FUND

================================================================================

earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. ClearLend receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wells Fargo, parent company of ClearLend, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the six-month period ended January 31, 2011, the Fund received securities-lending income of $1,000, which is net of the 20% income retained by ClearLend. As of January 31, 2011, the Fund had no securities out on loan.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Flexible Portfolio Funds Index over the performance period. The Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds in the Lipper Flexible Portfolio Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                    ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                      AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
------------------------------------------------------------------------------------
+/- 1.00% to 4.00%                        +/- 0.04%
+/- 4.01% to 7.00%                        +/- 0.05%
+/- 7.01% and greater                     +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the six-month period ended January 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $832,000, which included a 0.04% performance adjustment of $37,000.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreements with Credit Suisse Asset

================================================================================

54  | USAA FIRST START GROWTH FUND

================================================================================

    Management, LLC (Credit Suisse), under which Credit Suisse directs the investment and reinvestment of the portion of the Fund's assets invested in equity securities (as allocated from time to time by the Manager) and Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group (Volaris Group), under which the Volaris Group directs the investment and reinvestment of the portion of the Fund's assets invested in index options (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Credit Suisse a subadvisory fee in the annual amount of 0.15% of the portion of the Fund's average daily net assets that Credit Suisse manages. For the six-month period ended January 31, 2011, the Manager incurred subadvisory fees, paid or payable to Credit Suisse, of $75,000.

    The Manager (not the Fund) pays CSSU's Volaris Group a subadvisory fee based on the total notional amount of the options contracts that CSSU's Volaris Group manages in the USAA Balanced Strategy Fund, the USAA Cornerstone Strategy Fund, the USAA First Start Growth Fund, the USAA Total Return Strategy Fund, and the USAA Global Opportunities Fund, in an annual amount of 0.23% on the first $50 million of the total notional amount; 0.20% on the total notional amount over $50 million and up to $250 million; 0.12% on the total notional amount over $250 million and up to $500 million; 0.10% on the total notional amount over $500 million and up to $2 billion; and 0.08% on the total notional amount over $2 billion. The notional amount is based on the daily closing price of the index that underlies the written options strategy for the Fund. For the six-month period ended January 31, 2011, the Manager incurred subadvisory fees for the Fund, paid or payable to CSSU's Volaris Group, of $8,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    net assets. For the six-month period ended January 31, 2011, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $159,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2011, the Fund reimbursed the Manager $3,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2011, to limit the annual expenses of the Fund to 1.38% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2011, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31, 2011, the Fund incurred reimbursable expenses of $648,000, of which $187,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out of pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the six-month period ended January 31, 2011, the Fund incurred transfer agent's fees, paid or payable to SAS, of $890,000.

================================================================================

56  | USAA FIRST START GROWTH FUND

================================================================================

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                       YEAR ENDED JULY 31,
                             ---------------------------------------------------------------------------------
                                 2011          2010           2009            2008         2007           2006
                             ---------------------------------------------------------------------------------
Net asset value at
 beginning of period         $   9.73      $   8.45       $   9.66       $   10.70     $   9.62       $   9.99
                             ---------------------------------------------------------------------------------
Income (loss) from
 investment operations:
Net investment income             .11           .30            .28             .23          .17            .02
Net realized and
 unrealized gain (loss)          1.18          1.30          (1.24)          (1.09)        1.02           (.39)
                             ---------------------------------------------------------------------------------
Total from investment
 operations                      1.29          1.60           (.96)           (.86)        1.19           (.37)
                             ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income           (.25)         (.32)          (.25)           (.18)        (.11)             -
                             ---------------------------------------------------------------------------------
Net asset value at end
 of period                   $  10.77      $   9.73       $   8.45       $    9.66     $  10.70       $   9.62
                             =================================================================================
Total return (%)*               13.32         19.00          (9.39)          (8.24)       12.36(a)       (3.70)
Net assets at end
 of period (000)             $220,886      $200,296       $172,415       $ 190,306     $220,295       $222,403
Ratios to average
 net assets:**
 Expenses (%)(b)                 1.38(d)       1.38           1.38            1.38         1.39(a),(c)    1.45(c)
 Expenses, excluding
  reimbursements (%)(b)          1.99(d)       2.14           2.67            2.18         2.22(a)        2.21
 Net investment
  income (%)                     2.05(d)       3.11           3.62            2.17         1.57            .24
Portfolio turnover (%)             89           188(e)         216(e)          113          135            227

*   Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**  For the six-month period ended January 31, 2011, average net assets were $210,426,000.
(a) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The
    Fund's expenses paid indirectly decreased the expense ratios as follows:
                                 (.00%)(+)     (.00%)(+)      (.00%)(+)       (.00%)(+)    (.00%)(+)      (.03%)
    + Represents less than 0.01% of average net assets.
(c) Effective October 1, 2006, the Manager voluntarily agreed to limit the annual expenses of the Fund to
    1.38% of the Fund's average net assets. Prior to this date, the voluntary expense limit was 1.45%.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Reflects increased trading activity due to asset allocation changes.

================================================================================

58  | USAA FIRST START GROWTH FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2010, through January 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

================================================================================

                                                           EXPENSE EXAMPLE |  59

================================================================================

ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                               EXPENSES PAID
                               BEGINNING                 ENDING                DURING PERIOD*
                             ACCOUNT VALUE            ACCOUNT VALUE           AUGUST 1, 2010 -
                             AUGUST 1,2010          JANUARY 31, 2011          JANUARY 31, 2011
                             -----------------------------------------------------------------
Actual                         $1,000.00                $1,133.20                   $7.42

Hypothetical
 (5% return before expenses)    1,000.00                 1,018.25                    7.02

* Expenses are equal to the Fund's annualized expense ratio of 1.38%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 13.32% for the six-month period of August 1, 2010, through January 31, 2011.

================================================================================

60  | USAA FIRST START GROWTH FUND

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
        (8722)                       or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.



================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   At USAA.COM click: MY DOCUMENTS
   Set preferences to USAA DOCUMENTS ONLINE.

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   =============================================================================
   31703-0311                                (C)2011, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended January 31, 2011

By:*     CHRISTOPHER P. LAIA
         -----------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    March 25, 2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    March 28, 2011
         ------------------------------


By:*     ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    March 28, 2011
         ------------------------------


*Print the name and title of each signing officer under his or her signature.